                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant /X/
Filed by a party other than the Registrant / /
Check the appropriate box:
/X/    Preliminary proxy statement               / /  Confidential, for Use of the Commission
                                                      Only (as permitted by Rule 14a-6(e)(2))
/ /    Definitive proxy statement
/ /    Definitive additional materials
/ /    Soliciting material under Rule 14a-12

                                WATER CHEF, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

/ /    No fee required.

/ /    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)    Title of each class of securities to which transaction applies:
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(3)    Per unit price or other underlying value of transaction computed pursuant to  Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4)    Proposed maximum aggregate value of transaction:
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(5)    Total fee paid:

/ /    Fee paid previously with preliminary materials.

/ /    Check box if any part of the fee is offset as provided  by  Exchange  Act
       Rule  0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration  statement
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                     PRELIMINARY COPY SUBJECT TO COMPLETION
                                 DATED [ ], 2003

                                Water Chef, Inc.
                              1007 Glen Cove Avenue
                               Glen Head, NY 11545
                             ----------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                             TO BE HELD ON [ , 2003]
                             ----------------------

Dear Stockholders:

            You  are   cordially   invited  to  attend  a  special   meeting  of
stockholders   on  [  ,  2003]  at  10:00  a.m.  local  time  at  our  corporate headquarters, located at 1007 Glen Cove Avenue, Glen Head, NY, 11545.

            The purpose of this  special  meeting is to consider and vote on the following matters:

1.          a proposal to amend our Restated  Certificate  of  Incorporation  to increase  the  authorized  capital  stock of Water Chef,  Inc.  from
            100,000,000 shares to 200,000,000 shares,  consisting of 190,000,000 shares of common stock and  10,000,000  shares of  preferred  stock, which  Certificate  of  Amendment  was  approved  by  the  Board  of
            Directors on August 20, 2002; and

2.          such other business as may properly come before the special meeting, or any adjournment thereof.

            The board of directors  has fixed the close of business on [ , 2003]
as the record time for determining which stockholders are entitled to notice of, and to vote at, this special meeting, or any adjournment thereof.

WHETHER OR NOT YOU EXPECT TO ATTEND THE SPECIAL  MEETING,  YOU ARE URGED TO FILL
IN,  DATE AND SIGN THE  ENCLOSED  PROXY  CARD AND RETURN IT TO US USING THE SELF
ADDRESSED STAMPED ENVELOPE PROVIDED.

                                          By Order of the Board of Directors,

                                          Rudolf W. Schindler
                                          Executive Vice President and Secretary

Glen Head, New York
[            , 2003]

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

QUESTIONS AND ANSWERS ABOUT THE MEETING.......................................1
SECURITY OWNERSHIP............................................................4
PROPOSAL 1: APPROVING THE AMENDMENT TO OUR
RESTATED CERTIFICATE OF INCORPORATION.........................................4

     Introduction.............................................................4
     Description of the Common Stock, Warrants, Convertible Securities and
     Convertible Notes........................................................7

     Principal Reasons for Increasing the Number of Authorized

EXHIBIT A - Certificate   of  Amendment  to  the  Water  Chef,   Inc.   Restated
            Certificate of Incorporation.

EXHIBIT B - Water Chef,  Inc.'s Annual Report on Form 10-KSB for the Fiscal Year
            Ended December 31, 2002.
EXHIBIT C - Water Chef,  Inc.'s  Quarterly  Report on Form 10-QSB for the Period
            Ended [ ], 2003.

                                      (i)

                                WATER CHEF, INC.
                              1007 Glen Cove Avenue
                               Glen Head, NY 11545

                PRELIMINARY PROXY STATEMENT SUBJECT TO COMPLETION
                                 DATED [ ], 2003

            This proxy  statement is being  furnished to you in connection  with the  solicitation  by the Board of  Directors  of proxies for use at our special meeting of stockholders  scheduled for [ , 2003] at our corporate  headquarters, located at 1007 Glen Cove Avenue,  Glen Head,  NY,  11545,  at 10:00 a.m.  local time, and any adjournment  thereof.  This proxy statement,  and the accompanying proxy card, are first being mailed to stockholders on or about [ , 2003.]

                 QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

Q:          WHAT IS THE PURPOSE OF THE SPECIAL MEETING?

A:          The purpose of the special  meeting is to consider and vote upon the following matters;

            o   a proposal to amend our Restated Certificate of Incorporation to increase the authorized  capital stock of Water Chef,  Inc. (the
                "Company")  from  100,000,000  shares  to  200,000,000   shares,
                consisting of 190,000,000  shares of common stock and 10,000,000 shares of preferred  stock,  which  Certificate of Amendment was approved by the Board of Directors on August 20, 2002 ("Proposal
                No. 1").

            o   such other  business  as may  properly  come  before the special meeting or any adjournment thereof.

            At the special meeting,  a representative  of Marcum & Kliegman LLP, our independent auditors for the year ending December 31, 2002, will be  available  to  report  on  our  current  operations  and  answer stockholder questions.

Q:          WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

A:          You are receiving  this proxy  statement and the enclosed proxy card because the Board of Directors is soliciting your proxy to vote your shares of common  stock or preferred  stock,  as the case may be, at the special meeting. To assist you in your decision-making  process, this proxy statement  contains  pertinent  information about us, the special meeting and the proposal to be considered.

Q:          WHEN AND WHERE WILL THE MEETING BE HELD?

A:          The special  meeting of  stockholders  will be held at our corporate headquarters,  located at 1007 Glen Cove Avenue, Glen Head, NY 11545 on [ , 2003] at 10:00 a.m. local time.

Q:          WHO IS ENTITLED TO NOTICE OF AND TO VOTE AT THE SPECIAL MEETING?

A:          All stockholders of record at the close of business on [ , 2003] are entitled  to notice of, and to vote at, the  special  meeting.  Each share  of our  common  stock  and each  share  of each  class of our preferred  stock  entitle  its  holder  to one  vote on each  matter properly  submitted to stockholders.  On the record date, there were
            (i)  89,921,416  outstanding  shares of our common stock,  held by a total of [885  stockholders],  (ii) 52,500 outstanding shares of our
            Series A Preferred Stock,  held by a total of 11  stockholders,  and
            (iii)  93,000  outstanding  shares of our Series D Preferred  Stock, held by a total of 23 stockholders.

Q:          HOW DO I VOTE?

A:          By properly  completing,  signing and returning  the enclosed  proxy card,  your shares will be voted as directed.  If no directions  are specified  on your  properly  signed and returned  proxy card,  your shares  will be voted for the  proposal  set forth  below,  and with regard to any  additional  matters  that  come  before  the  special meeting,  in the discretion of the persons named as proxies.  If you are a  registered  stockholder;  that is, if you hold your shares of stock in  certificate  form,  and you  attend the  meeting,  you may either  mail in your  completed  proxy  card or  deliver it to us in person.  If you hold your shares of stock in "street name;" that is, if you hold your shares of stock through a broker or other  nominee, and you wish to vote in person at the special meeting, you will need to obtain a proxy card from the institution holding your stock.

Q:          CAN I VOTE BY TELEPHONE OR ELECTRONICALLY?

A:          No.  At the  present  time we have not  established  procedures  for telephonic or electronic voting. We may establish such procedures in the  future,  should  we  determine  that  their  added  convenience justifies their  additional cost. At this time, you may only vote by returning a properly executed proxy card, or voting in person at the special meeting.

Q:          WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

A:          It means  that you have  multiple  accounts  at the  transfer  agent and/or with stockbrokers.  Please sign and return all proxy cards to ensure that all of your shares are voted.

Q:          CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

A:          Yes. Even after submitting your proxy card, you can revoke it and/or change your vote prior to the special  meeting.  To revoke or change your vote prior to the  special  meeting,  simply (i) file a written notice  of  revocation  with  our  secretary,  (ii)  send  us a duly executed  proxy  card  bearing  a later  date  than  the  prior  one submitted  or (iii)  attend the special  meeting and vote in person.
            Please  note,  however,  that  while the  giving of a proxy does not affect  your  right  to  vote  in  person  at the  special  meeting, attendance alone will not revoke a previously granted proxy.

Q:          WHAT IS A "QUORUM"?

A:          A quorum is the number of people  required  to be  present  before a meeting can conduct business.  Pursuant to our Bylaws,  the presence at the  special  meeting of at least a majority  of the  outstanding shares of our  capital  stock  (45,033,485  shares) as of the record date,  whether in person or by proxy, is necessary for there to be a
            "quorum." If you submit a properly  executed proxy card, even if you abstain  from  voting,  you will be  considered  part of the quorum.
            Shares  represented  by "broker  non-votes"  will also be considered part of the quorum.

Q:          WHAT VOTE IS REQUIRED TO APPROVE PROPOSAL No. 1?

A:          Approval  of the  proposal  to amend  our  Restated  Certificate  of
            Incorporation  to  increase  the  authorized  capital  stock  of the
            Company from  100,000,000 to 200,000,000,  consisting of 190,000,000 shares of common stock and 10,000,000  shares of preferred stock, as approved by the Board of Directors on August 20, 2002,  requires the affirmative vote of a majority of the issued and outstanding  shares of our common stock and preferred stock voting together as one class of capital stock.

            Properly   executed   proxy  cards  marked   "ABSTAIN"   and  broker
            "non-votes" will not be voted.  Accordingly,  abstentions and broker
            "non-votes" are tantamount to negative votes.

Q:          WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

A:          The Board of Directors recommends that you vote:

            o   for  the  amendment  to  the  Certificate  of  Amendment  to the
                Restated Certificate of Incorporation  increasing the authorized capital stock from  100,000,000  shares to  200,000,000  shares, consisting of 190,000,000  shares of common stock and 10,000,000 shares of preferred  stock,  which  Certificate of Amendment was approved by the Board of Directors on August 20, 2002.

            If Proposal No. 1 is approved by the stockholders,  David A. Conway, the President and Chief  Executive  Officer of the Company,  will be issued  10,0954,186 of the 24,003,149 shares that are to be reissued
            (as more fully discussed below).  Because of this potential conflict of  interest,  he did not  participate  in the vote of the  Board of
            Directors to approve the increase of the  authorized  capital of the
            Company, or provide his opinion to the Board as to whether the Board should recommend Proposal No. 1 to the stockholders.

            Unless otherwise instructed, the shares of stock represented by your signed and returned proxy card will be voted in accordance  with the recommendations  of the Board of  Directors.  With  respect to other matters that may properly come before the special meeting, the proxy holder(s)  will  vote in  accordance  with the  Board of  Directors'
            recommendations   or,  if  no  recommendation  is  given,  at  their
            discretion.

Q:          WHO IS PAYING  THE COST FOR THIS PROXY  SOLICITATION  AND HOW IS THE
            SOLICITATION PROCESS BEING CONDUCTED?

A:          We will pay the costs associated with this proxy solicitation. We do not anticipate that such costs will exceed those normally associated with  similar  proxy  solicitations.  We will  also,  upon  request, reimburse  brokers,  banks and similar  organizations for reasonable out-of-pocket  expenses incurred in forwarding these proxy materials to clients.

            In addition to soliciting of proxies through the mail, our directors and employees may solicit  proxies in person,  by telephone or other electronic  means.  None of our directors or employees  will receive additional compensation for any such efforts.

Q:          DO I HAVE DISSENTER'S RIGHTS?

A:          No. The action  proposed to be taken at the special meeting does not entitle  dissenting  stockholders to any appraisal  rights under the
            Delaware General Corporation Law.

Q:          WHEN ARE  STOCKHOLDER  PROPOSALS  FOR THE  NEXT  ANNUAL  MEETING  OF
            STOCKHOLDERS DUE?

A:          For  stockholder  proposals to be  considered  for  inclusion in the proxy statement for our next annual meeting,  they must be submitted to us in writing,  within a reasonable time before we begin printing and mailing our annual meeting proxy materials.  We have not yet set the date for our next annual meeting. Please note, however, that all proposals submitted must comply with applicable laws and regulations and follow the  procedures set forth in Rule 14a-8 of the Securities
            Exchange Act of 1934, as amended,  to be considered for inclusion in our proxy materials.

Q:          HOW DO I OBTAIN MORE INFORMATION ABOUT US?

A:          We file annual,  quarterly and special reports and other information with the Securities  and Exchange  Commission  (the "SEC").  You may
            read and copy any of these  documents at the SEC's public  reference room at 450 Fifth Street, N.W., Washington,  D.C. 20549. Please call the SEC at (800)-SEC-0330  for further  information.  Copies of this
            material   may  also  be  obtained   from  the  SEC's  web  site  at

            http://www.sec.gov,  by contacting  our chief  financial  officer at
            (516)  656-0059 or by writing to us at 1007 Glen Cove  Avenue,  Glen
            Head, NY 11545.

                               SECURITY OWNERSHIP

            The following table sets forth information  concerning  ownership of our common stock and preferred  stock, as of the record date, by (i) each person known to be the  beneficial  owner of more than five percent of our  outstanding common stock and  preferred  stock,  (ii) each  director and  executive  officer required to be named  hereunder  and (iii) all of our  directors  and  executive
officers  as  a  group.  Unless  otherwise  indicated,   we  believe  that  each
stockholder  has sole voting  power and  dispositive  power with  respect to the shares of capital stock beneficially owned by him.

                                    Common Stock Beneficially     Preferred Stock Beneficially
                                             Owned(1)                      Owned(1)
----------------------------------------------------------------------------------------------

David A. Conway (2)(3)                 14,156,596    15.7%              0             *
Water Chef, Inc.
1007  Glen Cove Ave.
Glen Head, NY  11545

Martin Clare                              499,999       *               0             *
Civilization Communications Inc.
W. Hawthorne
Valley Stream, NY

Rudolf W. Schindler                     2,300,000     2.6%              0             *
Water Chef, Inc.
1007  Glen Cove Ave.
Glen Head, NY  11545

Marshall S. Sterman                       500,000       *               0             *
The Mayflower Group
68 Phillips Beach Road
Swampscott, MA 1907

All executive officers and Directors   22,501,289    25.6%              0             *
as a Group

-----------------
* less than 1%

(1)   A person is deemed to be the beneficial  owner of voting  securities  that can be acquired  by such person  within 60 days after the record date upon the  exercise of options and warrants and the  conversion  of  convertible securities.  Each beneficial  owner's  percentage  ownership is calculated under the assumption that all options,  warrants or convertible securities held by such  person  (but not those  held by any other  person)  that are currently  exercisable  or  convertible  (i.e.,  that are  exercisable  or convertible  within 60 days after the record date) have been  exercised or converted.
(2)   Includes 6,310,464 shares held in an IRA trust.
(3)   Does not include  10,954,186  shares to be re-issued to Mr. Conway and his affiliates if Proposal No. 1 is approved by the stockholders.

PROPOSAL NO. 1 - APPROVING THE AMENDMENT TO OUR RESTATED CERTIFICATE OF
                 INCORPORATION

INTRODUCTION

            On February 22, 2002,  Board of Directors of the Company  approved a
Certificate of Amendment to our Restated Certificate of Incorporation increasing the authorized capital stock of the Company to 200,000,000, which was filed with the Secretary of State of the State of Delaware on March 22, 2002.  After filing such  Certificate  of Amendment,  the Company  issued  24,003,149  shares of our common stock in the following transactions:

                                            Number of Shares
        Name                                of Common Stock        Consideration
        ----                                ---------------        -------------

D.A. Comway                                   6,769,583(1)                -

D.A. Conway IRA Tr.                           4,184,603(2)                -

J.S. Conway                                   1,984,886(2)                -

C.S. Conway                                   1,984,886(2)                -

M.S. Sterman                                    800,000(3)          $64,000

R. Hart                                         225,000(4)          $18,000

J.J. Clark                                      100,000(5)           $5,000

R. Breeding                                     125,000(6)          $12,500

E. Roberts                                       50,000(7)           $2,500

R. Monette                                       29,191(8)           $2,043

D.M. Strazzula                                  500,000(9)                -

F.A. Hertzka Trust                              250,000(9)                -

M.P. Claudette                                  250,000(9)                -

C.L. Gelfand                                    250,000(9)                -

C.C. Griffin                                    250,000(9)                -

J.R. Fichtl                                     500,000(9)                -

K.T. Decoster                                   300,000(9)                -

H.O. Harris                                     100,000(9)                -

A. Harris                                       100,000(9)                -

M.B. Hayden                                     250,000(9)                -

K.T. Decoster                                   250,000(9)                -

J.J. Clark                                      500,000(10)               -

E. Brown                                        250,000(10)               -

G.F. Frank                                    1,000,000(11)         $50,000

P. Brady                                        500,000(11)         $25,000

P.G. Hall                                       500,000(11)         $25,000

E.E. Ellis                                    2,000,000(11)         $100,000

(1)         Issued pursuant to  anti-dilution  rights granted to David Conway in consideration  of his  $1,500,000  equity  investment in the Company made in June 1997.

(2)         Issued pursuant to anti-dilution  rights granted to David Conway, an affiliate and transferor of shares to the holder.

(3)         Issued  in  connection  with fund  raising  services  and  financial advisory services rendered to the Company valued at $64,000.

(4)         Issued  in  connection  with  Scientific   Advisory  Board  services
            rendered to the Company valued at $18,000.

(5)         Issued in  connection  with fund  raising  services  rendered to the
            Company valued at $5,000.

(6)         Issued in connection with marketing services rendered to the Company valued at $12,500.

(7)         Issued in connection with web site design  services  rendered to the
            Company valued at $2,500.

(8)         Issued in connection with printing  services rendered to the Company valued at $2,043.

(9)         Pursuant to a  settlement  agreement  discussed  below with  certain debenture  holders who brought an action  against the  Company,  the
            Company  issued an aggregate of 3,000,000  shares of common stock to such debenture holders valued at $497,500.

(10)        The Company  issued an aggregate  of 750,000  shares of common stock valued at $45,226 to certain debenture holders who were not party to the litigation settlement agreement discussed below.

(11)        Issued in connection  with a private  placement of common stock at a price per share equal to $0.05.

            Under Delaware General Corporation Law, the March 22, 2002 filing of the Certificate of Amendment and the issuance of the 24,003,149 shares of common stock were void acts of the Company since the requisite stockholder approval was neither solicited nor received. Even though stock certificates  representing the
24,003,149  shares  have been  issued by the  Company,  the  shares  represented thereby are not validly issued and outstanding  shares of the Company,  and such certificates will be cancelled.

            Since the  issuance  of the  24,003,149  shares of common  stock was void, the Company breached its settlement  agreement with the debenture holders, and its agreements  with the  purchasers of 4,000,000  shares of common stock in the private sale discussed above.  However, the Company believes that as long as such  shares  are  validly  issued  to  such  parties,  the  Company  will be in compliance  with  those  agreements,  with  respect to such  issuances,  and the
Company and its stockholders will not be materially  adversely  impacted by such breaches.  However,  if Proposal No.1 is not approved by the  stockholders,  the
Company  will be in material  breach of the  settlement  agreement,  the private placement purchase  agreements,  as well as the agreements pursuant to which the
Company is required to issue 1,500,000  shares of common stock upon the exercise of outstanding warrants and 6,000,000 shares of common stock upon the conversion of outstanding convertible securities of the Company; in which case, the Company will attempt to negotiate  settlements with the parties to those agreements.  If the Company is not able to complete such  settlements,  its financial  condition and operations will be materially adversely effected.

            In an effort to comply with  Delaware  General  Corporation  Law, on
August 20, 2002, the Board of Directors approved: (i) a Certificate of Amendment to the Restated Certificate of Incorporation, a form of which is attached hereto as Exhibit  A, that would  increase  the number of shares of our  capital  stock
authorized  for  issuance  from   100,000,000  to  200,000,000;   and  (ii)  the
re-issuance of the 24,003,149  shares of our common stock which were not validly issued, and which the Company intends to re-issue if Proposal No. 1 is approved.
In connection with the re-issuance of the 24,003,149 shares of our common stock, the  Company  accrued  a  liability  of  $500,000.  This  is not  an  additional liability.  Rather, it reflects the Company's obligation to validly issue common stock in connection with the settlement agreement between the Company and former debenture  holders.  In  addition,  those  shares of common stock which were not validly issued will not be entitled to vote on this proposal.

            The stockholders are being asked to approve this proposed amendment.
The shares of the  Company's  common  stock,  including  the  additional  shares proposed  for  authorization,  do not have  preemptive  or  similar  rights.  If approved by the stockholders, Article 4 of the Company's Restated Certificate of
Incorporation would be amended to provide as follows:

            4:   The total authorized  capital stock of the Corporation shall be two hundred million (200,000,000) shares, each with a par value of $0.001 per share, as follows:

                 1.    COMMON STOCK:  The  corporation is authorized to issue up
                       to one hundred and ninety million (190,000,000) shares of
                       Common Stock.

                 2.    PREFERRED STOCK: The corporation is further authorized to
                       issue up to ten million (10,000,000) shares of preference
                       stock to be  known as  "Preferred  Stock".  Authority  is
                       hereby  expressly vested in the Board of Directors of the
                       Corporation  to divide said  Preferred  Stock into series
                       and fix and  determine the voting  powers,  designations,
                       preferences  and  relative  participating,   optional  or
                       special   rights  and   qualifications,   limitations  or
                       restrictions of the shares of each series so established,
                       as  provided  by  Section  151  of the  Delaware  General
                       Corporation Law.

DESCRIPTION  OF  THE  COMMON  STOCK,   WARRANTS,   CONVERTIBLE   DEBENTURES  AND
CONVERTIBLE NOTES

            Except as to certain  matters  discussed  below or as  proscribed by applicable  law, the holders of shares of the capital  stock of the Company vote together  as a  single  class.  The  holders  of our  capital  stock do not have cumulative  voting rights,  which means that the holders of more than 50% of the outstanding shares,  voting for the election of directors,  can elect all of the directors to be elected,  if they so choose,  and, in that event, the holders of the remaining shares will not be able to elect any of our directors.

            Description of the Common Stock
            -------------------------------

            Prior to filing  the  Certificate  of  Amendment  on March 22,  2002 increasing our authorized  capital stock to  200,000,000,  we were authorized to issue up to 100,000,000 shares of capital stock,  consisting of up to 90,000,000 shares of common  stock and up to  10,000,000  shares of  preferred  stock.  Not including the 24,003,149  shares of common stock which were not validly  issued, there are presently  89,921,416 shares of common stock outstanding,  warrants to purchase 1,500,000 shares of common stock and other securities outstanding, that are convertible into 4,000,000 shares common stock. The holders of common stock:
(i) have equal ratable rights to dividends  from funds legally  available if and when declared by our Board of Directors  after all accrued but unpaid  dividends have been paid to the holders of the outstanding capital stock ranking senior to the common stock as to  dividends;  (ii) are entitled to share ratably in all of our assets  available  for  distribution  to the  holders  of common  stock upon liquidation,  dissolution  or winding up of our  affairs;  and (iii) do not have preemptive,  subscription or conversion  rights,  and there are no redemption or sinking fund provisions or rights.

            Description of Warrants
            -----------------------

            There are  1,500,000  Series D Warrants  to  purchase  common  stock outstanding  that are  exercisable  at $0.15 per share at anytime prior to March
27, 2002,  which were  extended to March 27, 2004  pursuant to the court actions brought by certain 12%  subordinated  debenture  holders,  discussed  below. The holders of the warrants shall have the right, subject to certain limitation,  to have the shares of common  stock  issuable  upon the  exercise of such  warrants included  in any  registration  statement  requesting  the public sale of common stock of the Company which is to be filed with the SEC prior to May 4, 2004. The warrants are subject to adjustment  in certain  circumstances,  including  stock splits, dividends, recapitalizations and issuances of common stock or securities convertible into common stock, for no consideration.  The warrants do not confer upon the holder any voting or other rights of a stockholder.

            Description of Subordinated Debentures
            --------------------------------------

            There is an  aggregate  of $350,000 of 12%  subordinated  debentures outstanding,  which convert into 2,333,334  shares of common stock, and were due on October 1, 1997.  These  debentures  are presently in default.  As more fully discussed  below, the Company has entered into settlement  agreements,  settling certain claims of all of the holders of these subordinated  debentures.  All but two debenture  holders were party to a legal proceeding in connection with these debentures.  However,  all holders,  including the two holders not party to that action have  agreed to settle  their  claims and  potential  claims  against the
Company.  Pursuant to those  settlement  agreements,  in exchange for 17,787,671 shares of common stock, the holders of the  subordinated  debentures will tender the subordinated  debentures to the Company. The subordinated  debentures do not confer upon the holders any voting or other rights of a stockholder.

            Description of Convertible Notes
            --------------------------------

            There is a 10%  convertible  note  issued  to 4 Clean  Waters,  Ltd.
outstanding,  the  principal  amount  of  which  is  $200,000.  The  Note is not presently  convertible  into common stock.  The note was convertible into common stock after the 4 Clean Waters,  Ltd. loaned $300,000 to the Company,  which has not occurred. The Company is in default of the note and 4 Clean Waters, Ltd. has obtained a judgment  in the  amount of  $245,893.89  against  the  Company.  The
Company has not paid the judgment  and is in  discussions  with 4 Clean  Waters,
Ltd. to negotiate a settlement.

PRINCIPAL REASONS FOR INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

            The  Company  does not have  sufficient  liquidity  to  finance  its operations and has used its common stock to pay for goods, services and to repay past debts. As a condition to a settlement agreement, dated as of June 20, 2002, settling certain claims and counterclaims between the Company and certain of its investors who acquired  subordinated  debentures (the aggregate principal amount of which is $300,000) and warrants to purchase an aggregate of 1,500,000  shares of common stock of the Company which were  exercisable  at $0.15 per share until
March 27,  2002,  (i) the Company is  required to (a) issue to such  investors a total of 17,037,671  shares of common stock, and (b) extend the exercise term of the warrants to purchase common stock for an additional twenty-four (24) months, until March 27, 2004; and (ii) the investors shall surrender their  subordinated debentures to the Company. The Company has also agreed to apply for listing, and register  the resale of such  shares.  The  Company  also is  required  to issue
750,000 shares to two debenture  holders who held notes in the principal  amount of  $50,000  who were not  party  to the  settlement  agreement  to  settle  any potential claims they may have.

            The Company is also  seeking  approval of Proposal  No. 1 because as previously  discussed,  the Company did not validly  issue a total of 24,003,149 shares of common  stock as required.  Therefore,  if Proposal No. 1 is approved, the Company intends to re-issue those shares of common stock.

            The Board of Directors of the Company  believes that it is advisable and in the best  interests  of the  Company to have  additional  authorized  but unissued  shares of common stock  available in an amount adequate to provide for the future needs of the Company.  The increase in  authorized  common stock will not have any immediate effect on the rights of existing  stockholders.  However,

the  additional  shares will be available  for issuance  from time to time for a stock split or dividend,  raising  capital  through the sale of common stock and attracting and retaining valuable employees by issuing additional stock options.

            Other than the 24,003,149 shares of common stock the Company intends to re-issue or common stock the Company is required to issue in connection  with the  exchange,  conversion  or exercise of the  Company's  outstanding  options, warrants and other convertible securities as described above, the Company has no commitments,  undertakings or agreements for the issuance or use of the proposed additional shares of capital stock. However, to the extent possible, the Company intends to issue its common stock to fund its operations and continue as a going concern.  The Board of Directors  believes that if an increase in the authorized number of shares of capital stock were to be postponed  until specific needs for such shares arose,  the delay and expense  incident to obtaining the approval of the Company's stockholders at that time could significantly impair the Company's ability to meet financing requirements or other objectives.

            The issuance of the  additional  shares of capital  stock could have the effect of diluting earnings per share and book value per share,  which could adversely affect the Company's existing stockholders.  Issuing additional shares of capital  stock may also have the effect of delaying or preventing a change of control of the Company.  The  Company's  authorized  but unissued  capital stock could be issued in one or more  transactions  that would make more  difficult or costly,  and less likely,  a takeover of the Company.  The  ratification  of the
Certificate of Amendment to the Company's Restated  Certificate of Incorporation
is not being recommended in response to any specific effort of which the Company is aware to obtain  control of the Company,  and the Board of  Directors  has no current  intention  to use the  additional  shares of capital  stock in order to impede a takeover attempt.

VOTE REQUIRED

            The affirmative vote of the holders of a majority of our outstanding capital stock is required to amend our Restated Certificate of Incorporation.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT.

            If Proposal No. 1 is approved by the stockholders,  David A. Conway, the President and Chief  Executive  Officer of the Company,  and his  affiliates will be issued  10,954,186  of the  24,003,149  shares that are to be  reissued.
Because of this potential  conflict of interest,  he did not  participate in the vote of the Board of Directors to approve the increase of the authorized capital of the Company or provide his opinion as to whether the Board  should  recommend
Proposal No. 1 to the stockholders.

                                  OTHER MATTERS

            The  Board of  Directors  does not know of any  matter,  other  than
Proposal No. 1 described  above that may be presented  for action at the special meeting. If any other matter or proposal should be presented and should properly come before the meeting for action,  the persons named in the accompanying proxy will vote upon such matter or proposal in accordance with their best judgment.

                           ANNUAL AND QUARTERLY REPORT

            All  stockholders  of record as of the record  date,  are being sent herewith a copy of the Company's  [(i) Annual Report on Form 10-KSB for the year ended December 31, 2002, which contains  certified  financial  statements of the
Company for the year then ended and (ii) Quarterly Report on Form 10-QSB for the quarter  ended [ ], 2002].  This Proxy  incorporates  by reference the Financial
Statements and Management's  Discussion and Analysis of Financial  Condition and
Results of Operations contained in such reports.

                                                                      Appendix 1

                     PRELIMINARY COPY SUBJECT TO COMPLETION
                                 DATED [ ], 2003

                        THIS PROXY IS SOLICITED ON BEHALF
                          OF THE BOARD OF DIRECTORS OF

                                WATER CHEF, INC.

                     Proxy - Special Meeting of Stockholders

                                   [ ] , 2003

            The  undersigned,  a holder of common  stock or  preferred  stock of
Water Chef, Inc., a Delaware corporation (the "Company"),  does hereby appoint [
] and [ ], and each of them, the true and lawful attorneys and proxies with full power of substitution,  for and in the name, place and stead of the undersigned, to vote all of the shares of common stock or preferred stock of the Company that the undersigned  would be entitled to vote if personally  present at the Special
Meeting of Stockholders  of the Company to be held at 10:00 a.m.,  local time, [
__, 2003] at the  corporate  headquarters  of the Company,  located at 1007 Glen
Cove  Avenue,  Glen Head,  NY,  11545,  or at any  adjournment  or  adjournments thereof.

This proxy will be voted in accordance with any directions given herein.  Unless otherwise  specified,  this proxy when executed and returned to the Company will be voted to approve  the  proposed  amendment  to the  restated  certificate  of incorporation.

1.      To  approve  the  proposed  amendment  to the  Restated  Certificate  of
        Incorporation to increase the authorized  shares of capital stock of the
        Company from 100,000,000 to 200,000,000.

        FOR [___]                AGAINST[___]               ABSTAIN[___]

NOTE:  Your  signature  should appear the same as your name appears  hereon.  If signing  as  attorney,  executor,  administrator,  trustee or  guardian,  please indicate the capacity in which you are signing.  When signing as joint  tenants, all  parties  in the  joint  tenancy  must  sign.  When a proxy  is  given  by a corporation, it should be signed by an authorized officer.

Signature:_______________________              Date: __________________, 2003

Signature:_______________________              Date: __________________, 2003